Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT dated as of March 13, 2019 (this “Amendment”), to the Credit Agreement (as defined below) among Denali Intermediate Inc., as Holdings (“Holdings”), Dell Inc., as the Company (the “Company”), Dell International L.L.C. as a Borrower (“Dell International”), EMC Corporation as a Borrower (“EMC” and, together with Dell International, the “Borrowers”), the Lenders party hereto, Credit Suisse AG, Cayman Islands Branch, as Term Loan B Administrative Agent and Collateral Agent (the “Term Loan B Administrative Agent”) and JPMorgan Chase Bank, N.A., as Term Loan A/Revolver Administrative Agent (the “Term Loan A/Revolver Administrative Agent” and, together with the Term Loan B Administrative Agent, the “Administrative Agents”).

RECITALS

A. Holdings, the Company, the Borrowers, the Lenders party thereto from time to time and the Administrative Agents, are party to that certain Credit Agreement dated as of September 7, 2016 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”).

B. The Credit Agreement permits the Borrowers to (i) obtain Credit Agreement Refinancing Indebtedness from any Lender or Additional Lender in respect of all or any portion of the Term Loans outstanding under the Credit Agreement in the form of Other Term Loans and Other Term Commitments pursuant to a Refinancing Amendment among the Company, the Borrowers, Holdings, each Administrative Agent and each Lender and/or Additional Lender that agrees to provide all or any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto and (ii) obtain Incremental Facilities from any Lender or Additional Lender pursuant to an Incremental Facility Amendment among the Company, the Borrowers, each Lender and/or Additional Lender agreeing to provide such Incremental Facilities and the applicable Administrative Agent.

C. On the Fifth Amendment Effective Date (as defined below), the Borrowers intend to (i) incur new term loans pursuant to Sections 2.21 and 9.02 of the Credit Agreement in an aggregate principal amount of up to $4,116,250,000.00 plus any Additional Amount (as defined below) (any such resulting term loans, the “Refinancing Term A-6 Loans”), (ii) use the proceeds of the Refinancing Term A-6 Loans to refinance up to $4,116,250,000.00 of the Term A-2 Loans outstanding immediately prior to the Fifth Amendment Effective Date, together with accrued interest thereon and fees and expenses incurred in connection with the foregoing (the amount of such interest, fees and expenses, the “Additional Amount”), in accordance with Sections 2.11, 2.18(c) and 2.21 of the Credit Agreement, (iii) immediately following the incurrence of Refinancing Term A-6 Loans described in clause (i), and the use of the proceeds thereof described in clause (ii), incur additional term loans pursuant to Sections 2.20 and 9.02 of the Credit Agreement in an aggregate principal amount of up to $794,681,705.24 (any such resulting term loans, the “Additional Term A-6 Loans”), which shall, together with the Refinancing Term A-6 Loans, form a single Class of Term Loans under the Credit Agreement (collectively, the “Term A-6 Loans”) and (iv) use the proceeds of the Additional Term A-6 Loans on and after the Fifth Amendment Effective Date for general corporate purposes, including the repayment of indebtedness. Each Lender holding Term A-2 Loans immediately prior to the Fifth Amendment Effective Date is referred to herein as an “Existing Term A-2 Lender.”

D. Subject to the terms and conditions set forth herein, each Person party hereto who has delivered a signature page as a Lender agreeing to provide Term A-6 Loans (each such Person who is an Existing Term A-2 Lender holding Term A-2 Loans immediately prior to the effectiveness of this Amendment, a “Continuing Term A-6 Lender”; each such Person who is not a Continuing Term A-6 Lender, an “Additional Term A-6 Lender”; and each Continuing Term A-6 Lender and Additional Term A-6 Lender, a “Term A-6 Lender”) has agreed to (i) consent to the amendments to the Credit Agreement as provided in Section 1.03 below and (ii) provide a new commitment of Term A-6 Loans and/or a commitment to convert all (or such lesser amount as indicated on its signature page hereto) of its Term A-2 Loans into Term A-6 Loans (such converted Term A-6 Loans, the “Converted Term A-6 Loans” and any such conversion of Term A-2 Loans into Term A-6 Loans being referred to herein as a “Term A-6 Conversion”) in each case in the amount set forth on Schedule A to this Amendment (such amount the “Term A-6 Commitment” and such schedule the “Term A-6 Allocation Schedule”).

E. The Term A-2 Loans of any Existing Term A-2 Lender that does not provide a commitment to (i) convert all (or such lesser amount as indicated on its signature page hereto) of its Term A-2 Loans into Converted Term A-6 Loans (the “Cashless Option”) and/or (ii) take Term A-6 Loans directly from the Replacement Term A-6 Lender (as defined below) by assignment on the Fifth Amendment Effective Date (the “Post-Closing Assignment Option”) pursuant to a Fifth Amendment Effective Date Assignment (as defined below) will not be refinanced on the Fifth Amendment Effective Date and its Term A-2 Loans will remain outstanding on the Fifth Amendment Effective Date; provided that if any Existing Term A-2 Lender elects the Cashless Option and/or the Post-Closing Assignment Option with respect to less than all of its Term A-2 Loans, an amount of Term A-2 Loans equal to the difference between the amount of its Term A-2 Loans immediately prior to the Fifth Amendment Effective Date and the allocated amount of its Refinancing Term A-6 Loans will not be refinanced and will remain outstanding on the Fifth Amendment Effective Date.

F. JPMorgan Chase Bank, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the Fifth Amendment Effective Date) are the joint lead arrangers and joint bookrunners for this Amendment and the Term A-6 Loans (the “Term A-6 Lead Arrangers”).

G. In order to effect the foregoing, Holdings, the Company, the Borrowers and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein. This Amendment is (i) a Refinancing Amendment contemplated by Section 2.21 of the Credit Agreement to provide for the Refinancing Term A-6 Loans and (ii) an Incremental Facility Amendment contemplated by Section 2.20 of the Credit Agreement to provide for the Additional Term A-6 Loans to be incurred immediately after the incurrence, and use of proceeds, of the Refinancing Term A-6 Loans. Section 9.02 of the Credit Agreement permits the parties hereto to enter into this Amendment in order to effect such amendments without the consent of any Person not a party hereto. This Amendment will become effective only on the Fifth Amendment Effective Date.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Company, the Borrowers, the Term A-6 Lenders and the Administrative Agents hereby agree as follows:

ARTICLE I.

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Term A-6 Loans . (a) Subject to the terms and conditions set forth herein, on the Fifth Amendment Effective Date, each Continuing Term A-6 Lender that selects the Cashless Option agrees to convert all (or such lesser amount as indicated on its signature page hereto) of its Term A-2 Loans outstanding immediately prior to the Fifth Amendment Effective Date into Converted Term A-6 Loans. Without limiting the generality of the foregoing, each Continuing Term A-6 Lender that selects the Cashless Option shall have a commitment to acquire, by a Term A-6 Conversion, Converted Term A-6 Loans in the amount of Term A-2 Loans then held by such Continuing Term A-6 Lender (or such lesser amount indicated on its signature page hereto). Each party hereto acknowledges and agrees that, notwithstanding any such Term A-6 Conversion, each such Continuing Term A-6 Lender shall be entitled to receive payment on the Fifth Amendment Effective Date of the unpaid fees and interest accrued to such date with respect to all of its Term A-2 Loans that are being refinanced (including through a Term A-6 Conversion) on such date. Each Continuing Term A-6 Lender’s Term A-6 Commitment, inclusive of its Converted Term A-6 Loans, are set forth on the Term A-6 Allocation Schedule.

(b) Subject to the terms and conditions set forth herein, on the Fifth Amendment Effective Date, (i) each Additional Term A-6 Lender agrees to fund a Term A-6 Loan in a principal amount not exceeding such Additional Term A-6 Lender’s Term A-6 Commitment set forth on the Term A-6 Allocation Schedule and (ii) each Continuing Term A-6 Lender that has a Term A-6 Commitment set forth on the Term A-6 Allocation Schedule in an amount that exceeds the amount of its Converted Term A-6 Loan agrees to fund a Term A-6 Loan in a principal amount equal to such excess.

(c) Each Lender, by delivering its signature page to this Amendment and funding, and/or converting its Term A-2 Loans into, Term A-6 Loans on the Fifth Amendment Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document (including this Amendment) and each other document required to be delivered to, or be approved by or satisfactory to, the Term Loan A/Revolver Administrative Agent or any Class of Lenders on the Fifth Amendment Effective Date. The commitments of the Term A-6 Lenders are several, and no Term A-6 Lender shall be responsible for any other Term A-6 Lender’s failure to make Term A-6 Loans on the Fifth Amendment Effective Date.

(d) Subject to the terms and conditions set forth herein, pursuant to Sections 2.20, 2.21 and 9.02 of the Credit Agreement, effective as of the Fifth Amendment Effective Date, for all purposes of the Loan Documents, (i) the commitments of the Term A-6 Lenders to provide Refinancing Term A-6 Loans shall constitute “Term Commitments”, “Other Term Commitments” and “Term A-6 Commitments”, (ii) the commitments of the Term A-6 Lenders to provide Additional Term A-6 Loans shall constitute “Term Commitments” and “Term A-6 Commitments”, (iii) the Refinancing Term A-6 Loans shall constitute “Term Loans”, “Term A-6 Loans” and “Other Term Loans”, (iv) the Additional Term A-6 Loans shall constitute “Term Loans”, “Term A-6 Loans” and “Incremental Term Loans”, (v) each Additional Term A-6 Lender shall become an “Additional Term Lender”, an “Additional Lender”, a “Term A-6 Lender”, a “Term Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Term A-6 Commitment (or, following the making of an Term A-6 Loan, a Term A-6 Loan), and (vi) each Continuing Term A-6 Lender shall be a “Term A-6 Lender”, a “Term Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Term A-6 Commitment (or, following the making of a Term A-6 Loan, a Term A-6 Loan).

(e) Immediately upon the effectiveness of this Amendment, (i) the Term A-2 Loans of each Existing Term A-2 Lender that selects the Post-Closing Assignment Option, in an amount equal to the amount set forth on such Term A-2 Lender’s signature page hereto, shall be deemed assigned to JPMorgan Chase Bank, N.A. (in such capacity, the “Replacement Term A-6 Lender”) and converted to Term A-6 Loans pursuant to a Term A-6 Conversion, (ii) the Borrowers shall pay to such Existing Term A-2 Lender all unpaid fees and interest accrued on the amount of Term A-2 Loans assigned pursuant to the immediately preceding clause (i) and (iii) immediately after giving effect to clauses (i) and (ii), the Replacement Term A-6 Lender shall be deemed to have assigned to such Existing Term A-2 Lender (or such of its sub-funds as have been identified to the Administrative Agent prior to the Fifth Amendment Effective Date) an equal principal amount of Converted Term A-6 Loans (collectively, the “Fifth Amendment Effective Date Assignments”). The Borrowers shall, on the Fifth Amendment Effective Date, pay to the Term Loan A/Revolver Administrative Agent, for the accounts of the Persons that are Term A-2 Lenders immediately prior to the Fifth Amendment Effective Date, all interest, fees and other amounts accrued to the Fifth Amendment Effective Date with respect to the Term A-2 Loans that are being refinanced on the Fifth Amendment Effective Date (including any Term A-2 Loans that are converted pursuant to Section 1.02(a) of this Amendment).

(f) Each Lender party hereto (including each Continuing Term A-6 Lender) waives any right to compensation for losses, expenses or liabilities incurred by such Lender in connection with the repayment of its Term A-2 Loans to which it may otherwise have been entitled pursuant to Section 2.16 of the Credit Agreement in respect of the transactions contemplated hereby.

(g) The obligation of each Term A-6 Lender to make Term A-6 Loans on the Fifth Amendment Effective Date (including any Term A-6 Loans made through a Term A-6 Conversion) is, in each case, subject to the satisfaction of the following conditions:

(i) Immediately before and after giving effect to each Term A-6 Lender’s consent to this Amendment, the effectiveness of the Term A-6 Commitments and the borrowing of the Term A-6 Loans (including the Term A-6 Conversion) and the Fifth Amendment Effective Date Assignments, (x) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Fifth Amendment Effective Date, and the Term Loan A/Revolver Administrative Agent shall have received a certificate of a Responsible Officer dated the Fifth Amendment Effective Date to such effect and (y) the representations and warranties set forth in Section 2.01 shall be true and correct.

(ii) The Term Loan A/Revolver Administrative Agent and the Term A-6 Lenders shall have received a favorable legal opinion of (A) Simpson Thacher & Bartlett LLP, New York and Delaware counsel for the Loan Parties and (B) Skadden, Arps, Slate, Meagher & Flom LLP, special Massachusetts counsel for the Loan Parties, in each case, covering such matters as the Term Loan A/Revolver Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Term Loan A/Revolver Administrative Agent. The Borrowers hereby request each such counsel to deliver such opinion.

(iii) The Term Loan A/Revolver Administrative Agent shall have received (A) a certificate of good standing with respect to each of the Borrowers, the Company, Holdings and the Guarantors and (B) a closing certificate executed by a Responsible Officer of each of the Borrowers, the Company and Holdings dated the Fifth Amendment Effective Date, substantially in the form of the closing certificate delivered in connection with the Fourth Amendment, certifying as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection therewith on behalf of each of the Borrowers, the Company and Holdings and attaching (1) a true and complete copy of the certificate of incorporation of each of the Borrowers, the Company and Holdings, including all amendments thereto, as in effect on the Fifth Amendment Effective Date, certified as of a recent date by the Secretary of State of the state of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (A) above, (2) a true and complete copy of the by-laws of each of the Borrowers, the Company and Holdings as in effect on the Fifth Amendment Effective Date and at all times since the date prior to the date of the resolutions described in clause (3) below and (3) a true and complete copy of resolutions duly adopted by the Board of Directors, of each of the Borrowers, the Company and Holdings authorizing the execution, delivery and performance of this Agreement and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect; provided that, in the case of each of clauses (B)(1) and (B)(2) above, in lieu of attaching a copy of any such Organizational Document, such closing certificate may include a representation that such Organizational Document has not been amended since the Effective Date.

(iv) The Term Loan A/Revolver Administrative Agent shall have received a certificate of the Company on behalf of each Loan Party (other than the Borrowers and Holdings), dated the Fifth Amendment Effective Date and executed by a Responsible Officer of the Company, certifying that, except as otherwise indicated therein, there have been no material amendments, supplements or modifications since the Effective Date to the documents delivered on the Effective Date pursuant to clauses (i) and (ii) of Section 4.01(d) of the Credit Agreement.

(v) The Term Loan A/Revolver Administrative Agent shall have received a Borrowing Request in a form reasonably acceptable to the Term Loan A/Revolver Administrative Agent.

(vi) The Term Loan A/Revolver Administrative Agent and the Term A-6 Lead Arrangers shall have received all documentation at least three Business Days prior to the Fifth Amendment Effective Date and other information about the Loan Parties that shall have been reasonably requested in writing at least 10 Business Days prior to the Fifth Amendment Effective Date and that the Administrative Agents or the Term A-6 Lead Arrangers have reasonably determined is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation Title III of the USA Patriot Act.

(vii) If either Borrower qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230 and the Term Loan A/Revolver Administrative Agent has provided such Borrower the name of each requesting Lender and its electronic delivery requirements at least 10 Business Days prior the Fifth Amendment Effective Date, each such Lender requesting a certification regarding beneficial ownership as required by 31 C.F.R. § 1010.230 (such certification, the “Beneficial Ownership Certification”) shall have received, at least three (3) Business Days prior to the Fifth Amendment Effective Date, the Beneficial Ownership Certification in relation to such Borrower.

(viii) The conditions to the incurrence of an Incremental Term Loan and an Other Term Loan under the Credit Agreement shall be satisfied as of the Fifth Amendment Effective Date.

(ix) The Term Loan A/Revolver Administrative Agent shall have received a certificate from a Financial Officer of the Company certifying that the Company and its Subsidiaries, on a consolidated basis after giving effect to the transactions contemplated hereby, are Solvent.

(x) The conditions to effectiveness of this Amendment set forth in Section 1.05 hereof (other than paragraph (b) thereof) shall have been satisfied.

(xi) Each Loan Party shall have entered into a reaffirmation agreement, in form and substance reasonably satisfactory to the Term Loan A/Revolver Administrative Agent.

(h) Each of the Term A-6 Lenders expressly agrees that, notwithstanding anything to the contrary in Section 2.03 or Section 2.11 of the Credit Agreement, the Borrowers shall not be required to deliver a Borrowing Request for the initial Borrowing of Term A-6 Loans or a prepayment notice for the applicable Term A-2 Loans, in each case on the Fifth Amendment Effective Date, prior to the date that is two Business Days prior to the Fifth Amendment Effective Date.

SECTION 1.03. Amendment of Credit Agreement. Effective as of the Fifth Amendment Effective Date and in accordance with Sections 2.20, 2.21 and 9.02 of the Credit Agreement, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the conformed copy of the Amended Credit Agreement attached as Exhibit A hereto.

SECTION 1.04. Assignments. Notwithstanding anything to the contrary in the Credit Agreement, each of the parties hereto agrees that assignments of any of the Term A-6 Loans (including assignments by the Term A-6 Lead Arrangers or any of their respective Affiliates) shall be subject to a processing and recordation fee of $3,500 unless waived by the Term Loan A/Revolver Administrative Agent in its sole discretion.

SECTION 1.05. Agreement Effectiveness. This Amendment shall become effective as of the first date (the “Fifth Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agents and the Term A-6 Lead Arrangers (or their counsel) shall have received from (i) the Borrowers, (ii) Holdings, (iii) the Company, (iv) each Term A-6 Lender and (v) each Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agents (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) The conditions to the effectiveness of the Term A-6 Lenders’ consent to this Amendment and the making of the Term A-6 Loans set forth in Section 1.02(g) hereof (other than clause (x) thereof) shall have been satisfied.

(c) The Borrowers shall have paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 1.05 shall pay in full (which shall be by cashless settlement through a Term A-6 Conversion or a Fifth Amendment Effective Date Assignment) (i) the Term A-2 Loans (giving effect to any Term A-6 Conversion thereof) of any Continuing Term A-6 Lender that has delivered a signature page hereto selecting the Cashless Option or the Post-Closing Assignment Option in an amount equal to all or such lesser portion of its Term A-2 Loans indicated on its signature page hereto and (ii) all accrued and unpaid fees and interest with respect to the Term A-2 Loans referred to in the preceding clause (i) (including any such Term A-2 Loans that will be converted to Term A-6 Loans on the Fifth Amendment Effective Date).

(d) The Administrative Agents and the Term A-6 Lead Arrangers shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, to the extent invoiced at least one Business Day prior to the Fifth Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agents and the Term A-6 Lead Arrangers.

(e) The Borrowers shall have paid to the Term Loan A/Revolver Administrative Agent (i) for the account of each Term A-6 Lender who has delivered a signature page as a Lender agreeing to provide Term A-6 Loans (including through a Term A-6 Conversion), a fee in an amount equal to the sum of (x) 0.15% of the aggregate principal amount of Term A-6 Loans provided by such Term A-6 Lender (including through a Term A-6 Conversion) up to the amount of Term A-2 Loans held by such Term A-6 Lender immediately prior to the Fifth Amendment Effective Date (if any) (its “Existing Term A-2 Loans”) and (y) 0.25% of the aggregate principal amount of Term A-6 Loans provided by such Term A-6 Lender in excess of its Existing Term A-2 Loans (if any), in each case on the Fifth Amendment Effective Date.

The Term Loan A/Revolver Administrative Agent shall notify the Borrowers, the Term A-6 Lenders and the other Lenders of the Fifth Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment effected hereby shall not become effective and the consents provided by the Term A-6 Lenders, the effectiveness of the Term A-6 Commitments and the obligations of the Term A-6 Lenders to make Term A-6 Loans will automatically terminate, if each of the conditions set forth or referred to in Sections 1.02(g) and 1.05 hereof has not been satisfied at or prior to 5:00 p.m., New York City time, on March 13, 2019.

ARTICLE II.

Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders, including the Term A-6 Lenders, and the Administrative Agents that, as of the Fifth Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Fifth Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings, the Company and the Borrowers and constitutes, and the Amended Credit Agreement will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the Fifth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date and, to the extent any such representations and warranties are qualified as to materiality, Material Adverse Effect or similar language, such representations and warranties shall be true and correct in all respects).

(c) After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing on the Fifth Amendment Effective Date.

(d) On the Fifth Amendment Effective Date, immediately after the consummation of the transactions contemplated under this Amendment to occur on the Fifth Amendment Effective Date, the Company and its Subsidiaries are, on a consolidated basis after giving effect to such transactions, Solvent.

SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Fifth Amendment Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Fifth Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a “Refinancing Amendment” entered into pursuant to Section 2.21 of the Credit Agreement in respect of the Term A-2 Loans and the Refinancing Term A-6 Loans, an “Incremental Facility Amendment” entered into pursuant to Section 2.20 of the Credit Agreement in respect of the Additional Term A-6 Loans and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Sections 9.09 and 9.10 of the Amended Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Costs and Expenses. The Borrowers agree to reimburse the Administrative Agents and the Term A-6 Lead Arrangers for their reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agents and the Term A-6 Lead Arrangers.

SECTION 2.05. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.06. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

DENALI INTERMEDIATE INC.

BY	/s/ Janet M. Bawcom
NAME: Janet M. Bawcom
TITLE: Senior Vice President and Assistant
Secretary

DELL INC.

BY	/s/ Janet M. Bawcom
NAME: Janet M. Bawcom
TITLE: Senior Vice President and Assistant
Secretary

DELL INTERNATIONAL L.L.C.

BY	/s/ Janet M. Bawcom
NAME: Janet M. Bawcom
TITLE: Senior Vice President and Assistant
Secretary

EMC CORPORATION

BY	/s/ Janet M. Bawcom
NAME: Janet M. Bawcom
TITLE: Senior Vice President and Assistant
Secretary

[Dell – Signature Page to Fifth Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Term Loan B Administrative Agent and Collateral Agent

BY	/s/ JUDITH SMITH
Name: JUDITH SMITH
Title: AUTHORIZED SIGNATORY

BY	/s/ Emerson Almeida
Name: Emerson Almeida
Title: Authorized Signatory

[Dell – Signature Page to Fifth Amendment]

JPMORGAN CHASE BANK, N.A., as Term Loan A/Revolver Administrative Agent

BY	/s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as the Replacement Term A-6 Lender

BY	/s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Bank of America, N.A,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Jeannette Lu
Name: Jeannette Lu
Title: Director

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Bank of China, New York Branch, as a Continuing Term A-6 Lender

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

BARINGS CLO LTD. 2015-I,
as a Continuing Term A-6 Lender

By: Barings LLC as Collateral Manager

By:	/s/ Brad Lewis
Name: Brad Lewis
Title: Director

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

BNP Paribas,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Mathew Harvey
Name: Mathew Harvey
Title: Managing Director

If a second signature is necessary:

By:	/s/ Liz Cheng
Name: Liz Cheng
Title: Vice President

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Brookside Mill CLO Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)
By: Shenkman Capital Management, Inc.,
as Collateral Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

CATHEDRAL LAKE CLO 2013, LTD,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

CATHEDRAL LAKE II, LTD.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

CATHEDRAL LAKE III, LTD.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

CATHEDRAL LAKE IV, LTD.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Cathedral Lake V, Ltd,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Citizens Bank, N.A.,
as a Continuing Term A-6 Lender

By:	/s/ Nicholas Christofer
Name: Nicholas Christofer
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

COMMONWEALTH BANK OF AUSTRALIA,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ James Bennett
Name: James Bennett
Title: Senior Associate

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☐

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☒

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Crown Point CLO II Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Crown Point CLO III, Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity) by Pretium Partner LLC, as its Collateral Manager

By:	/s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☐

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☒

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Cutwater 2014-II, Ltd,
as a Continuing Term A-6 Lender (type name of the legal entity) as Assignee for and on behalf of the lender by its appointed investment manager/collateral manager, Insight North America LLC

By:	/s/ John Bluemke
Name: John Bluemke
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Cutwater 2015-I, Ltd,
as a Continuing Term A-6 Lender (type name of the legal entity) as Assignee for and on behalf of the lender by its appointed investment manager/collateral manager, Insight North America LLC

By:	/s/ John Bluemke
Name: John Bluemke
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Fifth Third Bank,
as a Continuing Term A-6 Lender

By:	/s/ Joe Alexander
Name: Joe Alexander
Title: Officer

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

First Hawaiian Bank,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Todd T. Nitta
Name: Todd T. Nitta
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

FirstBank Puerto Rico d/b/a FirstBank Florida, as a Continuing Term A-6 Lender

By:	/s/ Jose M. Lacasa
Name: Jose M. Lacasa
Title: SVP, Corporate Banking

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

HSBC Bank USA, National Association, as a Continuing Term A-6 Lender

By:	/s/ Michael Bieber
Name: Michael Bieber
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

ING Capital LLC
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Jonathan Feld
Name: Jonathan Feld
Title: Vice President

If a second signature is necessary:

By:	/s/ Christopher Moon
Name: Christopher Moon
Title: Managing Director

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

International Finance Bank,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Andrew Yanez
Name: Andrew Yanez
Title: Chief Lending Officer

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Janus Henderson Multi Sector Income Fund,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Craig Brown
Name: Craig Brown
Title: VP Investment Operations

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Janus Henderson Value Plus Income Fund,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Craig Brown
Name: Craig Brown
Title: VP Investment Operations

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

JPMORGAN CHASE BANK, N.A.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

JPMORGAN CHASE BANK, N.A.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Sean Chudzik
Name: Sean Chudzik
Title: Authorized Signatory

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

Confidential

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

KBC Bank NV, New York Branch
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Deborah Carlson
Name: Deborah Carlson
Title: Director

If a second signature is necessary:

By:	/s/ Susan Silver
Name: Susan Silver
Title: Managing Director

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

KKR CLO 16 Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

KKR CLO 17 Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

KKR CLO 18 Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

KKR CLO 20 Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

KKR FINANCIAL CLO 2013-1, LTD.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Liberty Bank as a Continuing Term A-6 Lender

By:	/s/ Carla Balesano
Name: Carla Balesano
Title: SVP, Manager of Syndicated Lending

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Limerock CLO III, Ltd., as a Continuing Term A-6 Lender (type name of the legal entity) BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Mega International Commercial Bank Co., Ltd. New York Branch, as a Continuing Term A-6 Lender

By:	/s/ Pi Kai Liu
Name: Pi Kai Liu
Title: AVP

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

MI Senior Loan Segregated Portfolio,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Aleksandra Shagal
Name: Aleksandra Shagal
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Mizuho Bank, Ltd., as a Continuing Term A-6 Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Morgan Stanley Global Fixed Income Opportunities Fund Inc,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Aleksandra Shagal
Name: Aleksandra Shagal
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

MUFG UNION BANK, N.A.,
as a Continuing Term A-6 Lender

By:	/s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Octagon Delaware Trust 2011,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Bradley E. Dyslin
Name: Bradley E. Dyslin
Title: Snr. Managing Director Aflac Asset Management LLC as Investment Adviser for Octagon Delaware Trust 2011

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Cara Younger
Name: Cara Younger
Title: Director

If a second signature is necessary:

By:	/s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Senior Vice President

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Penn Capital Defensive Floating Rate Income Fund,
as a Continuing Term A-6 Lender (type name of the legal entity) By: PENN Capital Management Company Inc., as its Investment Advisor

By:	/s/ Christopher Skorton
Name: Christopher Skorton
Title: Senior Associate

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Penn Institutional Loan Common Master Fund, LP,
as a Continuing Term A-6 Lender (type name of the legal entity) BY: PENN Capital as its Investment Advisor

By:	/s/ Christopher Skorton
Name: Christopher Skorton
Title: Senior Associate

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

People’s United Bank, National Association,
as a Continuing Term A-6 Lender

By:	/s/ Kathryn Williams
Name: Kathryn Williams
Title: Senior Vice President

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

PNC BANK, NATIONAL ASSOCIATION,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ R. Ruining Nguyen
Name: R. Ruining Nguyen
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Raymond James Bank, N.A.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Jason Williams
Name: Jason Williams
Title: Vice President

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Royal Bank of Canada
as a Continuing Term A-6 Lender

By:	/s/ J. Christian Gutierrez
Name: J. Christian Gutierrez
Title: Authorized Signatory

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

REGIONS BANK,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Mark Guile
Name: Mark Guile
Title: Director

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Rockford Tower CLO 2017-1, Ltd,
as a Continuing Term A-6 Lender (type name of the legal entity)
By: King Street Capital Management, L.P.
Its Authorized Signatory

By:	/s/ Michele Piorkowski
Name: Michele Piorkowski
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Rockford Tower CLO 2017-2, Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)
By: King Street Capital Management, L.P.
Its Authorized Signatory

By:	/s/ Michele Piorkowski
Name: Michele Piorkowski
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Rockford Tower CLO 2017-3, Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)
By: Rockford Tower Capital Management, L.L.C.
Its Collateral Manager

By:	/s/ Michele Piorkowski
Name: Michele Piorkowski
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Rockford Tower CLO 2018-2, Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)
By: Rockford Tower Capital Management, L.L.C.
Its Collateral Manager

By:	/s/ Michele Piorkowski
Name: Michele Piorkowski
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Rockford Tower CLO 2019-1, Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)
By: Rockford Tower Capital Management, L.L.C.
Its Collateral Manager

By:	/s/ Michele Piorkowski
Name: Michele Piorkowski
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Santander Bank, N.A.,
as a Continuing Term A-6 Lender

By:	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Executive Director

If a second signature is necessary:

By:	/s/ Carolina Gutierrez
Name: Carolina Gutierrez
Title: Vice President

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Siemens Financial Services, Inc.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ William Jentsch
Name: William Jentsch
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Michael Holvik
Name: Michael Holvik
Title: Authorized Signatory

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Societe Generale,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Richard Knowlton
Name: Richard Knowlton
Title: Managing Director

If a second signature is necessary:

By:	/s/ Jonathan Logan
Name: Jonathan Logan
Title: Director

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Sound Point CLO IV-R, Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Xueying Fernandes
Name: Xueying Fernandes
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☐

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☒

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Sound Point CLO VIII, Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)
BY: Sound Point Capital Management, LP
as Collateral Manager

By:	/s/ Xueying Fernandes
Name: Xueying Fernandes
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Sound Point CLO VI-R, Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)
BY: Sound Point Capital Management, LP
as Collateral Manager

By:	/s/ Xueying Fernandes
Name: Xueying Fernandes
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Sound Point CLO V-R, Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)
BY: Sound Point Capital Management, LP
as Collateral Manager

By:	/s/ Xueying Fernandes
Name: Xueying Fernandes
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Sound Point CLO XIV, Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)
By: Sound Point Capital Management, LP
as Collateral Manager

By:	/s/ Xueying Fernandes
Name: Xueying Fernandes
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Stifel Bank & Trust,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Laura M. Roessler
Name: Laura M. Roessler
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Sumitomo Mitsui Banking Corporation,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

TD Bank, N.A.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Shreya Shah
Name: Shreya Shah
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

THE BANK OF NOVA SCOTIA,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Winston Lua
Name: Winston Lua
Title: Director

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Trinitas CLO I, Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Trinitas CLO II, Ltd.,
as a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

UniCredit Bank AG, New York Branch,
as a Continuing Term A-6 Lender

By:	/s/ Kimberly Sousa
Name: Kimberly Sousa
Title: Managing Director

By:	/s/ Bryon Korutz
Name: Bryon Korutz
Title: Associate Director

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

[Dell – Signature Page to Fifth Amendment]

CONTINUING TERM A-6 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Amendment and agrees as follows:

Cashless Option

☒

to exchange 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to Fifth Amendment Effective Date for Term A-6 Loans under the Amended Credit Agreement in an equal principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loan

Post-Closing Assignment Option

☐

to have 100% (or such lesser amount indicated below) of the outstanding principal amount of Term A-2 Loans held by such Lender immediately prior to the Fifth Amendment Effective Date assigned to the Replacement Term A-6 Lender on the Fifth Amendment Effective Date and purchase by assignment an equal principal amount of Term A-6 Loans from the Replacement Term A-6 Lender on the Fifth Amendment Effective Date (it being understood that such assignments shall be deemed to occur automatically on the Fifth Amendment Effective Date without any further action by any party)

IN WITNESS WHEREOF, the undersigned has caused this Continuing Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Wells Fargo Bank, N.A.,
as, a Continuing Term A-6 Lender (type name of the legal entity)

By:	/s/ Christopher Shafto
Name: Christopher Shafto
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Principal amount of Term A-2 Loans to be assigned or converted into Term A-6 Loans on the Fifth Amendment Effective Date (if less than 100%):

$

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Associated Bank N.A.,
as an Additional Term A-6 Lender

By:	/s/ Dean H. Rosencrans
Name: Dean H. Rosencrans
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Bank of America, N.A.,
as an Additional Term A-6 Lender

By:	/s/ Jeannette Lu
Name: Jeannette Lu
Title: Director

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

BOKF, NA dba Bank of Texas
as an Additional Term A-6 Lender

By:	/s/ Hudson H. Marshall
Name: Hudson H. Marshall
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Commonwealth Bank of Australia,
as an Additional Term A-6 Lender

By:	/s/ James Bennett
Name: James Bennett
Title: Senior Associate

If a second signature is necessary:

By:
Name:
Title:

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

DBS BANK LTD,
as an Additional Term A-6 Lender

By:	/s/ Loy Hwee Chuan
Name: Loy Hwee Chuan
Title: Senior Vice President

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

FirstBank Puerto Rico d/b/a FirstBank Florida,
as an Additional Term A-6 Lender

By:	/s/ Jose M. Lacasa
Name: Jose M. Lacasa
Title: SVP, Corporate Banking

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

KBC BANK N.V., NEW YORK BRANCH,
as an Additional Term A-6 Lender

By:	/s/ Susan M. Silver
Name: Susan M. Silver
Title: Managing Director

By:	/s/ Jana Sevcikova
Name: Jana Sevcikova
Title: Director Corporate Banking Central European Desk

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Liberty Bank,
as an Additional Term A-6 Lender

By:	/s/ Carla Balesano
Name: Carla Balesano
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

MORGAN STANLEY BANK, N.A.,
as an Additional Term A-6 Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

MUFG UNION BANK, N.A.,
as an Additional Term A-6 Lender

By:	/s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

People’s United Bank, National Association,
as an Additional Term A-6 Lender

By:	/s/ Kathryn Williams
Name: Kathryn Williams
Title: Senior Vice President

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Santander Bank, N.A.,
as an Additional Term A-6 Lender

By:	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Executive Director

By:	/s/ Carolina Gutierrez
Name: Carolina Gutierrez
Title: Vice President

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

SIEMENS FINANCIAL SERVICES, INC.,
as an Additional Term A-6 Lender

By:	/s/ William D. Jentsch
Name: William D. Jentsch
Title: Vice President

If a second signature is necessary:

By:	/s/ Melissa J. Brown
Name: Melissa J. Brown
Title: Sr. Transaction Coordinator

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

SUNTRUST BANK,
as an Additional Term A-6 Lender

By:	/s/ Will Miller
Name: Will Miller
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

THE TORONTO-DOMINION BANK, NEW YORK BRANCH
as an Additional Term A-6 Lender

By:	/s/ MICHAEL BOROWIECKI
Name: MICHAEL BOROWIECKI
Title: AUTHORIZED SIGNATORY

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

Trustmark National Bank,
as an Additional Term A-6 Lender

By:	/s/ Louise Barden
Name: Louise Barden
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Dell – Signature Page to Fifth Amendment]

ADDITIONAL TERM A-6 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Term A-6 Lender Signature Page to be executed and delivered by a duly authorized officer.

United Overseas Bank, Limited, Los Angeles Agency
as an Additional Term A-6 Lender

By:	/s/ Eriberto De Guzman
Name: Eriberto De Guzman
Title: Managing Director & Country Manager

If a second signature is necessary:

By:	/s/ Robert Hartinger
Name: Robert Hartinger
Title: Executive Director

[Dell – Signature Page to Fifth Amendment]